                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              December 31, 2001

                               SYNERGY 2000, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24640                    64-0872630
         --------                     -------                    ----------
     (State or other                (Commission                (I.R.S. Employer
     jurisdiction of                File Number)               Identification
     incorporation)                                            Number)

         30 North Raymond Avenue, Suite 804, Pasadena, California, 91103
         ---------------------------------------------------------------
(Address of Principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:               (626) 792-8600
                                                                  --------------

                                 Not Applicable
                                 --------------
(Former name or former address, if changed since last report.)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 31, 2001, Synergy 2000, Inc., (the "Company") entered into a Development, License and Proprietary Rights Agreement (the "Agreement") with CCC Information Services Inc. ("CCCIS"), a wholly-owned subsidiary of CCC Information Services Group Inc. (NasdaqNM:CCCG), pursuant to which the Company acquired a web-enabled Property & Casualty claims management system handling the claims process from the first notice of loss through payment request in consideration for the payment of certain royalty obligations. This acquisition furthers the Company's business plan to acquire and/or develop products and services focusing on the Company's core competencies in the insurance and financial services industries.

         The Company had previously reported that it had received a notice on February 2, 2001 that CCCIS was terminating the Company's consulting agreement. Pursuant to the Agreement, CCCIS remitted payment to the Company of all invoices relating to services rendered on or before February 2, 2001 aggregating $234,707.25, the parties released each other from all liabilities related to the consulting agreement originally entered into in 1999, and the Company made an initial royalty payment of $235,000.00 to CCCIS. The Company's continuing royalty obligation to CCCIS has been reduced to $2,700,000.00 as a result of the initial payment. In addition, the Company has undertaken further development obligations with respect to a Base and Auto System to be completed by the end of the second quarter of 2002, and the development of a Personal Lines System to be completed by the end of the fourth quarter of 2002, which deadlines are subject to extension during certain acceptance testing periods.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.  Not Applicable.

         (b)      Pro Forma Financial Information.  Not Applicable.

         (c)      Exhibits

Exhibit Number     Description                                 Location
--------------     -----------                                 --------

10.1               Development, License and                    Filed herewith electronically
                   Proprietary Rights Agreement dated
                   December 31, 2001, between Registrant
                   and CCC Information Services, Inc.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable

ITEM 9.  REGULATION FD DISCLOSURE

         Not Applicable

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SYNERGY 2000, INC.
                                            ------------------
                                              (Registrant)

Date: January 14, 2002.                     By: /s/ Eli Dabich, Jr.
                                                --------------------------------
                                                Eli Dabich, Jr.,
                                                President